                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 30, 1999



                       APPLIED ANALYTICAL INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




             Delaware                    0-21185                 04-2687849
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                              5051 New Centre Drive
                        Wilmington, North Carolina 28403
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 392-1606
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)

Item 5.           Other Events.


         On July 30, 1999, Applied Analytical Industries, Inc. (the "Company") issued a press release reporting that the Company expects a second quarter net loss of approximately 17 cents per share for the period ending June 30, 1999. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits

                  Exhibit 99.1  --   Press release dated July 30, 1999

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 1999

                                  APPLIED ANALYTICAL INDUSTRIES, INC.


                                  By: /s/ Eugene T. Haley
                                      ------------------------------------------
                                      Eugene T. Haley
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.                  Exhibit
         -----------                  -------

         Exhibit 99.1                 Press release dated July 30, 1999